             SCHEDULE 14A -- INFORMATION REQUIRED IN PROXY STATEMENT


                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Heritage Commerce Corp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

        (1)     Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
        (2)     Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transactions computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)     Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
        (5)     Total fee paid:

        ------------------------------------------------------------------------
[  ]    Fee paid previously with preliminary materials.
[  ]    Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)     Amount Previously Paid:

        ------------------------------------------------------------------------
        (2)     Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
        (3)     Filing Party:

        ------------------------------------------------------------------------
        (4)     Date Filed:

        ------------------------------------------------------------------------
        (Amended by Sec Act Rel No. 7331; Exch Act Rel No. 37692, eff. 10/7/96.)

                             HERITAGE COMMERCE CORP

April 17, 2001

Dear Shareholder:

     We are pleased to enclose our 2000 Annual Report and Form 10K, Notice of 2001 Annual Meeting, Proxy Statement and Form of Proxy.

     You are cordially invited to attend the 2001 Annual Meeting of Shareholders, which will be held at 3:00 p.m. on Thursday, May 24, 2001, at Heritage Commerce Corp's offices, located at 150 Almaden Boulevard, San Jose, California, 95113.

     The accompanying Notice of Annual Meeting and Proxy Statement provide information pertaining to the matters to be considered and acted upon at the Meeting.

     Your continued support is appreciated and we hope you will attend the Annual Meeting. Whether or not you are personally present, it is very important that your shares be represented at the Meeting. Accordingly, please sign, date, and mail the enclosed Proxy promptly. If you wish to vote in accordance with the Board of Directors' recommendations, it is not necessary to specify your choices. You may simply sign, date and return the enclosed proxy card.

Sincerely,


/s/ Brad L. Smith                                        /s/ Richard L. Conniff
Brad L. Smith                                            Richard L. Conniff
Chairman and Chief Executive Officer                     President and Chief Operating Officer

150 Almaden Boulevard, San Jose, California 95113 - Telephone (408) 947-6900 - Fax (408) 947-6910

                             HERITAGE COMMERCE CORP


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     The Annual Meeting of Shareholders of Heritage Commerce Corp ("Commerce Corp") will be held at Commerce Corp's offices, located at 150 Almaden Boulevard, San Jose, California 95113 on May 24, 2001, at 3:00 p.m., for the following purposes:

     1. To elect the following nominees to serve as directors of Commerce Corp until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified:


Hugh P. Barton                         Roy E. Lave
Frank G. Bisceglia                     Louis O. ("Lon") Normandin
James R. Blair                         Jack L. Peckham
Richard L. Conniff                     Robert W. Peters
William J. Del Biaggio, Jr.            Humphrey P. Polanen
Anneke Dury                            Brad L. Smith
Kurt G. Hammerstrom                    Howard J. Weiland
John W. Larsen


     2. To approve a proposal to amend Commerce Corp's Articles of Incorporation to eliminate the availability of cumulative voting in the election of Commerce Corp's directors.

     3. To approve a proposal to amend Commerce Corp's Bylaws to provide for classification of the Board of Directors into three classes for purposes of the election of directors.

     4. To approve a proposal to amend the Heritage Commerce Corp Restated 1994 Tandem Stock Option Plan to increase the number of shares available for grants of options under the Plan.

     5. To ratify the Board of Directors' selection of Deloitte & Touche LLP, independent certified public accountants, to serve as the Company's auditors for the fiscal year ending December 31, 2001.

     6. To consider and transact such other business as may properly be brought before the meeting.

     Shareholders of record at the close of business on April 10, 2001 are entitled to notice of and to vote at the meeting.

     Provisions of the Bylaws of Commerce Corp govern nominations for election of members of the Board of Directors, as follows:

     Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of any meeting called for the election of directors) are required to be made in writing and to be delivered or mailed to the president of the corporation by the later of: (i) the close of business 21 days prior to any meeting of stockholders called for the election of directors, or (ii) ten days after the date of mailing of notice of the meeting to stockholders. Such notification must contain the following information to the extent known to the notifying stockholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying stockholder; (e) the number of shares of capital stock of the corporation owned by the notifying stockholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying stockholder and the identities and locations of any such institutions;
(g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt; and (h) a statement regarding the nominee's compliance with Section 2.3 [Qualification of Directors] of these Bylaws. The notification shall be signed by the nominating stockholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the Chairman of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure noted in this paragraph was followed with respect to the nomination of the proposed nominee.

     All shareholders are cordially invited to attend the meeting in person. To ensure your representation at the meeting, you are requested to date, execute and return the enclosed proxy card, without delay, in the enclosed postage-paid envelope whether or not you plan to attend the meeting. Any shareholder present at the meeting may vote personally on all matters brought before the meeting. If you elect to vote personally at the meeting, your proxy will not be used.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Rebecca A. Levey
                                          Rebecca A. Levey
                                          Corporate Secretary

April 17, 2001
San Jose, California

                WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING,
                   PLEASE SIGN AND RETURN THE ENCLOSED PROXY
                    AS PROMPTLY AS POSSIBLE IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                                PROXY STATEMENT

                                       OF

                             HERITAGE COMMERCE CORP
                             150 ALMADEN BOULEVARD
                           SAN JOSE, CALIFORNIA 95113
               TELEPHONE (408) 947-6900       FAX (408) 947-6910

     This statement is furnished in connection with the solicitation of proxies to be used by the Board of Directors of Heritage Commerce Corp ("Commerce Corp") at the Annual Meeting of Shareholders of the Company to be held at the Company's offices, 150 Almaden Boulevard, San Jose, California, on May 24, 2001, at 3:00 p.m., and at any adjournments or postponements thereof ("Meeting").

     This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 17, 2001.

     A form of proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted by filing with the Corporate Secretary of Commerce Corp, an instrument revoking said proxy or a duly executed proxy bearing a later date. In addition, the powers of the proxyholders will be revoked if the person executing the proxy is present at the Meeting and advises the Chairman of his or her election to vote in person. Unless revoked, all shares represented by a properly executed proxy received prior to the Meeting will be voted as specified by each shareholder in the proxy. If no specifications are given by a shareholder, then the proxy will be voted in favor of election of nominees specified, in favor of the proposal to eliminate cumulative voting, in favor of the proposal to classify the Board of Directors, in favor of the proposal to increase the number of shares available for grants of stock options, in favor of the ratification of the Board's selection of independent accountants, and in the discretion of the Board on such other business as may properly come before the Meeting as described below.

     The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting and may include: action with respect to procedural matters pertaining to the conduct of the Meeting and election of any person to any office for which a bona fide nominee is named herein, if such nominee is unable to serve or for good cause will not serve.

     The enclosed proxy is being solicited by Commerce Corp's Board of Directors and the cost of the solicitation is being borne by Commerce Corp. The principal solicitation of proxies is being made by mail, although additional solicitation may be made by telephone, telegraph, facsimile or personal visits by directors, officers and employees of Commerce Corp and its subsidiary banks.

                             PURPOSE OF THE MEETING

     The Meeting is being held for the following purposes:

     1. To elect 15 directors (the entire Board of Directors) to serve until the next annual meeting of shareholders and until their successors shall be elected and qualified.

     2. To approve a proposal to amend Commerce Corp's Articles of Incorporation to eliminate the availability of cumulative voting in the election of Commerce Corp's directors.

     3. To approve a proposal to amend Commerce Corp's Bylaws to provide for classification of Commerce Corp's Board of Directors into three classes for purposes of the election of directors.

     4. To approve a proposal to amend the Heritage Commerce Corp Restated 1994 Tandem Stock Option Plan to increase the number of shares available for grants of options under the Plan.

     5. To ratify the Board of Directors' selection of Deloitte & Touche LLP, independent certified public accountants, to serve as Commerce Corps' auditors for the fiscal year ending December 31, 2001.

     6. To consider and transact such other business as may properly be brought before the meeting.

                               VOTING SECURITIES


     Shareholders of record as of the close of business on April 10, 2001 ("Record Date") will be entitled to notice of and to vote at the Meeting. As of April 2, 2001, the Company had 11,076,965 shares of common stock outstanding. Unless otherwise noted, all per share information has been adjusted to reflect a ten percent stock dividend paid to shareholders of record as of February 5, 1996, a five percent stock dividend paid to shareholders of record as of February 5, 1997, a three for two stock split paid to shareholders of record as of August 1, 1997, a three for two stock split paid to shareholders of record as of February 5, 1999, and a ten percent stock dividend paid to shareholders of record as of February 7, 2000.


     Each shareholder of record is entitled to one vote, in person or by proxy, for each share held on all matters to come before the meeting, except that shareholders may have cumulative voting rights with respect to the election of directors.

     Cumulative voting allows the shareholder to cast a number of votes equal to the number of directors to be elected, 15, multiplied by the number of votes held by the shareholder on the Record Date. This total number of votes may be cast for one nominee or may be distributed among as many candidates as the shareholder desires.

     Pursuant to California law, no shareholder may cumulate votes for a candidate unless such candidate or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any shareholder has given such notice, all the shareholders may cumulate their votes for the candidates who have been nominated.

     The Board of Directors does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given. In the event such notice is provided, the votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of proxyholders, in accordance with the recommendations of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

     In the election of directors, the 15 candidates receiving the highest number of votes will be elected. Broker non-votes (i.e., shares held by brokers or nominees which are represented at the meeting but with respect to which the broker or nominee is not authorized to vote on a particular proposal) and abstentions will not be counted, except for quorum purposes, and will have no effect on the election of directors. Approval of the proposals to eliminate cumulative voting and to classify the Board of Directors require approval by shareholders holding at least a majority of the outstanding shares of common stock. Approval of the proposal to increase the number of shares available for grants of stock options and ratification of the selection of Deloitte & Touche LLP as Commerce Corp's auditors require the affirmative vote of a majority of all shares represented and voting at the Meeting. In determining whether the requisite shareholder approval has been received for the elimination of cumulative voting and classification of the Board of Directors, abstentions and broker non-voter will have the same effect as a vote against the proposal. In determining whether the requisite shareholder approval has been received for amendment of the Stock Option Plan and ratification of the selection of auditors, abstentions will have the same effect as a vote against the matter and broker non-votes will be disregarded and have no effect on the outcome of the vote.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Bylaws of Commerce Corp provide that the number of directors shall not be less than 11 nor more than 21. By resolution, the Board of Directors has fixed the number of directors at 15.

     The Bylaws of Commerce Corp provide the procedure for nominations and election of the Board of Directors. This procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance with the procedures may be disregarded by the Chairman of the Meeting, and upon his instructions, the Inspector of Election shall disregard all votes cast for such nominees.

     The 15 persons named below will be nominated for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified. However, if Proposal 3 is approved and the Board of Directors is classified into three classes with staggered three year terms (see "PROPOSAL
3 -- CLASSIFICATION OF BOARD OF DIRECTORS"), Class I Directors will be elected for an initial one-year term, Class II Directors will be elected for an initial two-year term, and Class III Directors will be elected for an initial three-year term. Votes will be cast in such a way as to effect the election of all nominees or as many as possible under the rules of cumulative voting. If any nominee should become unable or unwilling to serve as a director, either (i) the proxies will be voted for such substitute nominees as shall be designated by the Board of Directors, or (ii) the number of nominees may be reduced. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve. The 15 nominees receiving the highest number of votes at the Meeting shall be elected.

                             NOMINEES FOR DIRECTOR

     The persons named below have been nominated by the current Board of Directors for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified. For information pertaining to stock ownership of each of the nominees, reference can be made to the "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" section of this Proxy Statement. The column headed "Name/Class" indicates whether the nominee is nominated as a Class I, Class II or Class III director in the event Proposal 3 is approved.

                                                                          PRINCIPAL OCCUPATION, BUSINESS
                                               POSITION WITH  DIRECTOR   EXPERIENCE DURING PAST FIVE YEARS
             NAME                CLASS   AGE   COMMERCE CORP   SINCE           AND OTHER INFORMATION
             ----                -----   ---   -------------  --------   ---------------------------------
Hugh P. Barton.................     I    69    Director         2000     Director, Heritage Commerce Corp
                                                                         since 2000; Director, Bank of Los
                                                                         Altos, from 1995 to present;
                                                                         Co-Acquirer, Foothill Bank (Bank
                                                                         of Los Altos) 1994; Partner,
                                                                         Barton Ranch, from 1961 to 1984;
                                                                         President and CEO of Barton Ranch
                                                                         from 1961 to 1987; Organizing
                                                                         Director and Board Chair, Modesto
                                                                         Banking Company, from 1977 to
                                                                         1994.
Frank G. Bisceglia.............   III    55    Director         1994     Senior Vice President --
                                                                         Investments, Senior Portfolio
                                                                         Manager, Portfolio Management
                                                                         Program at Paine Webber, an
                                                                         independent, full service
                                                                         securities firm.
James R. Blair.................    II    56    Director         1994     President of Renco Properties,
                                                                         Inc., a real estate development
                                                                         company.

                                                                          PRINCIPAL OCCUPATION, BUSINESS
                                               POSITION WITH  DIRECTOR   EXPERIENCE DURING PAST FIVE YEARS
             NAME                CLASS   AGE   COMMERCE CORP   SINCE           AND OTHER INFORMATION
             ----                -----   ---   -------------  --------   ---------------------------------
Richard L. Conniff.............     I    54    Director,        1998     President and COO, Heritage
                                               President and             Commerce Corp since 2000; from
                                               COO                       1998 to 2000, President and Chief
                                                                         Executive Officer of Heritage
                                                                         Bank East Bay, a wholly-owned
                                                                         subsidiary of Heritage Commerce
                                                                         Corp; from 1997 to 1998,
                                                                         President and Chief Executive
                                                                         Officer of Acacia Bank, an
                                                                         industrial loan company; and from
                                                                         1995 to 1997, Senior Vice
                                                                         President and Chief Financial
                                                                         Officer of South Valley
                                                                         Bancorporation.
William J. Del Biaggio, Jr. ...    II    60    Director         1994     President of Heritage Beverage
                                                                         Company, a beverage importer-
                                                                         brokerage firm, since 1994.
Anneke Dury....................   III    56    Director         1994     Independent Financial Consultant
                                                                         for various Santa Clara County
                                                                         technology companies.
Kurt G. Hammerstrom............   III    60    Director         2001     President, Kurt G. Hammerstrom,
                                                                         DDS, Inc. since 1972; Director,
                                                                         Bank of Los Altos, from 1996 to
                                                                         present.
John W. Larsen.................     I    66    Director         1998     Chairman and Director, Heritage
                                                                         Bank East Bay, since 1998; Vice
                                                                         President of Loan Supervision for
                                                                         U.S. Bank from 1996 to 1997;
                                                                         Executive Vice President and
                                                                         Chief Credit Officer of
                                                                         California Bancshares from 1988
                                                                         to 1996.
Roy E. Lave....................    II    66    Director         2000     Chief Executive Officer of
                                                                         Systan, Inc., a consulting firm
                                                                         since 1966; Director, Bank of Los
                                                                         Altos, from 1995 to present. From
                                                                         1962 to 1974, tenured professor
                                                                         of engineering at Stanford
                                                                         University.
Louis O. ["Lon"] Normandin.....   III    66    Director         1994     Owner and Chairman of Normandin
                                                                         Chrysler-Plymouth Jeep.
Jack L. Peckham................    II    59    Director         1994     Chairman and CEO of Timpani
                                                                         Networks Inc. since 2000.
                                                                         President and CEO of Lightspeed
                                                                         Semiconductor from 1998 to 2000;
                                                                         Vice President/ General Manager
                                                                         of Atmel Corporation, a
                                                                         semiconductor manufacturing
                                                                         company, from 1985 to 1998.
Robert W. Peters...............     I    61    Director         1994     Private investor in technology
                                                                         companies.

                                                                          PRINCIPAL OCCUPATION, BUSINESS
                                               POSITION WITH  DIRECTOR   EXPERIENCE DURING PAST FIVE YEARS
             NAME                CLASS   AGE   COMMERCE CORP   SINCE           AND OTHER INFORMATION
             ----                -----   ---   -------------  --------   ---------------------------------
Humphrey P. Polanen............   III    51    Director         1994     Managing Director, Internet
                                                                         Venture Partners BV, an
                                                                         investment firm, since 2000;
                                                                         President and CEO, Trustworks
                                                                         Systems, a network security
                                                                         company, from 1998 until 1999;
                                                                         General Manager, Network Security
                                                                         Products and Internet Commerce
                                                                         Groups, Sun Microsystems, a
                                                                         computer systems company, from
                                                                         1995 to 1998.
Brad L. Smith..................     I    51    Chairman and     1999     Chairman and CEO of Heritage
                                               CEO                       Commerce Corp and President and
                                                                         CEO of Heritage Bank of Commerce
                                                                         since June 2000; Chairman of
                                                                         Heritage Commerce Corp since
                                                                         1999; President and CEO of
                                                                         Heritage Bank South Valley, a
                                                                         wholly owned subsidiary of
                                                                         Heritage Commerce Corp, 2000;
                                                                         President of South Valley branch
                                                                         of Heritage Bank of Commerce
                                                                         during 1999; and President and
                                                                         Chief Executive Officer of South
                                                                         Valley National Bank from 1985
                                                                         through 1998.
Howard J. Weiland..............    II    60    Director         2000     Partner of Harb, Levy, and
                                                                         Weiland LLP, Certified Public
                                                                         Accountants since 1967; Director,
                                                                         Bank of Los Altos, from 1995 to
                                                                         present.


     There are no family relationships among any of Commerce Corp's Executive Officers, Directors or Director nominees.

     No director or nominee chosen by the Board of Directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or subject to the requirements of
Section 15(d) of such Act or of any company registered as an investment company under the Investment Company Act of 1940.

                DESIGNATION OF CLASSES IF PROPOSAL 3 IS APPROVED

     If one or more persons other than management's nominees are nominated and receive sufficient votes to be elected and Proposal 3 is approved, such person or persons will be deemed elected to the class of directors for which management's nominee who was not elected was proposed. If two or more of management's nominees are not elected, the other persons elected shall be entitled to select, in order of the number of votes cast in their favor, the class to which they are elected from the classes to which fewer than all of the management's nominees were elected. Accordingly, a person other than a nominee of management may receive more votes than any of management's nominees for a particular class, e.g., Class III, but if all of management's nominees for Class III are among the 15 candidates receiving the greatest number of votes, such nominees will be elected as Class III directors and the other person elected to the Board must select from a class to which fewer than all of management's nominees were elected.

                      EXECUTIVE OFFICERS OF COMMERCE CORP

     Set forth below is certain information with respect to the Executive Officers of Commerce Corp.

                NAME                   AGE                      POSITION                    OFFICER SINCE
                ----                   ---                      --------                    -------------
Richard L. Conniff...................  54     President and Chief Operating                     1998
                                              Officer/Heritage Commerce Corp
Kenneth A. Corsello..................  50     Executive Vice President and Chief Credit         1995
                                              Officer
Lawrence D. McGovern.................  46     Executive Vice President and Chief Financial      1998
                                              Officer
Brad L. Smith........................  51     Chairman and Chief Executive                      1999
                                              Officer/Heritage Commerce Corp; President
                                              and Chief Executive Officer/Heritage Bank of
                                              Commerce

     For each officer who became an officer of Heritage Bank of Commerce before the inception of the Company in 1997, the date shown is the officer's commencement date as an officer of Heritage Bank of Commerce. A brief summary of the background and business experience of the Executive Officers of the Company who have not previously been described is set forth below:

     Kenneth A. Corsello has served as an Executive Vice President since 1996, as Chief Credit Officer of Heritage Bank of Commerce since 1995, and of Heritage Commerce Corp since 1998. From 1994 to 1995, Mr. Corsello served as Senior Vice President/Credit Administrator with Cupertino National Bank, and from 1990 to 1994, as a Department Head with the Federal Deposit Insurance Corporation.

     Lawrence D. McGovern has served as Executive Vice President and Chief Financial Officer of Heritage Commerce Corp since July 1998. From August 1997 to June 1998, Mr. McGovern served as an independent financial analyst for several companies. From 1995 to 1997, Mr. McGovern served as Chief Financial Officer of Business & Professional Bank and from 1994 to 1995, as Chief Financial Officer of Capitol Bank.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of the Record Date pertaining to beneficial ownership of Commerce Corp's common stock (the sole class of stock outstanding) by persons known to Commerce Corp to own five percent or more of Commerce Corp's common stock, current directors of Commerce Corp, nominees to be elected to the Board of Directors, and all directors and officers(1) of Commerce Corp as a group. This information has been obtained from Commerce Corp's records, or from information furnished directly by the individual or entity to Commerce Corp.

     For purposes of the following table, shares issuable pursuant to stock options which may be exercised within 60 days of the Record Date are deemed to be issued and outstanding and have been treated as outstanding in determining the amount and nature of beneficial ownership and in calculating the percentage of ownership of those individuals possessing such interest, but not for any other individuals. Thus, the total number of shares considered to be outstanding for the purposes of this table may vary depending upon the individual's particular circumstance.


                                                                   SHARES
                                                                BENEFICIALLY                   PERCENT
                                            RELATIONSHIP WITH      OWNED        EXERCISABLE    OF CLASS
       NAME OF BENEFICIAL OWNER(1)            COMMERCE CORP       (2),(3)         OPTIONS        (3)
       ---------------------------          -----------------   ------------    -----------   ----------
Hugh P. Barton............................  Director               253,910(4)         767        2.3%
Frank G. Bisceglia........................  Director               115,231(5)      34,861        1.0%
James R. Blair............................  Director                58,347(6)      29,143        0.5%


---------------

(1)As used throughout this Proxy Statement, the terms "Officer" and "Executive Officer" refer to the Chairman and Chief Executive Officer; the President and Chief Operating Officer; the Executive Vice President and Chief Credit Officer; and the Executive Vice President and Chief Financial Officer.

                                                                   SHARES
                                                                BENEFICIALLY                   PERCENT
                                            RELATIONSHIP WITH      OWNED        EXERCISABLE    OF CLASS
       NAME OF BENEFICIAL OWNER(1)            COMMERCE CORP       (2),(3)         OPTIONS        (3)
       ---------------------------          -----------------   ------------    -----------   ----------
Richard L. Conniff........................  President, COO, &       53,527(7)      43,007        0.4%
                                            Director
Kenneth A. Corsello.......................  Executive Vice          48,779(8)         703        0.4%
                                            President & CCO
William J. Del Biaggio, Jr. ..............  Director               168,615(9)      34,861        1.5%
Anneke Dury...............................  Director                43,727(10)      9,900        0.4%
Kurt G. Hammerstrom.......................  Director               142,790(11)      6,330        1.3%
John W. Larsen............................  Director                17,606(12)     11,006        0.2%
Roy E. Lave...............................  Director               112,411(13)     14,123        1.0%
Lawrence D. McGovern......................  Executive Vice          33,825(14)     32,175        0.3%
                                            President & CFO
Louis O. ("Lon") Normandin................  Director               140,146(15)     14,850        1.3%
Jack L. Peckham...........................  Director               200,660(16)     29,143        1.8%
Robert W. Peters..........................  Director               226,086(17)      3,300        2.0%
Humphrey P. Polanen.......................  Director                68,592(18)     34,861        0.6%
Brad L. Smith.............................  Chairman, CEO, &        63,128(19)     55,795        0.6%
                                            Director
Howard J. Weiland.........................  Director                83,288(20)     14,123        0.8%

All directors and executive officers as a group (17 in
  number)....................................................    1,830,668        368,948       16.4%


---------------

 (1) The address for all persons is c/o Heritage Commerce Corp, 150 Almaden Boulevard, San Jose, California, 95113.

 (2) Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted. Listed amounts reflect (i) a ten percent stock dividend which was paid on February 26, 1996 to shareholders of record as of February 5, 1996, (ii) a five percent stock dividend which was paid on February 26, 1997 to shareholders of record as of February 5, 1997, (iii) a three for two stock split which was paid on August 15, 1997 to shareholders of record as of August 1, 1997,
     (iv) a three for two stock split which was paid on February 19, 1999 to shareholders of record as of February 5, 1999, and (v) a ten percent stock dividend paid on February 21, 2000 to shareholders of record as of February 7, 2000.

 (3) Includes shares beneficially owned (including options exercisable within 60 days of the Record Date, as shown in the "Exercisable Options" column), both directly and indirectly together with associates.

 (4) Includes 73,475 shares held as Trustee of the Barton Revocable Trust and 71,978 shares held in a Sep IRA.

 (5) Includes 4,286 shares held as trustee of the Edith Lico Simoni Trust, 6,392 shares as custodian for Thomas J. Bisceglia and 6,392 shares as custodian for Laura M. Bisceglia under the Uniform Gifts to Minors Act, 53,000 shares as one of two trustees of the Bisceglia Family Trust, and 10,300 shares held in a personal Individual Retirement Account.

 (6) Includes 13,252 shares held in a personal Individual Retirement Account, 12,952 shares held as trustee for the Blair Family Trust, and 3,000 shares held in the Blair Family Investment's LLC.

 (7) Includes 9,563 shares held in a personal individual retirement account and 957 shares held by his wife Sandra Conniff in a personal individual retirement account.

 (8) Includes 410 shares held in a personal Individual Retirement Account.

 (9) Includes 68,268 shares held in a personal Individual Retirement Account, 59,770 shares as one of two trustees of the Del Biaggio Family Trust, and 5,716 shares held in the name of Helen N. Del Biaggio, his wife.

(10) Includes 6,068 shares held in a personal Individual Retirement Account and 27,759 shares held as Trustee for the Dury Revocable Trust.

(11) Includes 134,200 shares held individually and 2,260 shares held in the name of Hillary H. Hammerstrom, his daughter.

(12) Includes 6,600 shares held as one of two trustees for the Larsen Family Trust.

(13) Includes 74,197 shares held in the Roy E. Lave Profit Sharing Plan and 24,091 shares held in the Lave Revocable Trust.

(14) Includes 1,650 shares held in a personal Individual Retirement Account.

(15) Includes 125,296 shares as trustee of the Louis and Margaret Normandin
     Trust.

(16) Includes 171,517 shares as one of two trustees for the Peckham Revocable Trust.

(17) Includes 222,786 shares as one of two trustees for the Robert and Carolyn Peters Trust.

(18) Includes 11,381 shares held in a personal Individual Retirement Account and 623 shares held by Azieb Nicodimos, his wife.

(19) Includes 7,333 shares held in a personal Individual Retirement Account.

(20) Includes 69,165 shares held as Community Property.

                           INDEBTEDNESS OF MANAGEMENT

     Some of Commerce Corp's directors and executive officers, as well as their immediate family and associates, are customers of, and have had banking transactions with, the banking subsidiaries of Commerce Corp (i.e., Heritage Bank of Commerce, Heritage Bank East Bay, Heritage Bank South Valley, and Bank of Los Altos, collectively referred to herein as the "Banks") in the ordinary course of business, and the Banks expect to have such ordinary banking transactions with these persons in the future. In the opinion of management of Commerce Corp and the Banks, all loans and commitments to lend included in such transactions were made in the ordinary course of business on the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness, and do not involve more than the normal risk of collectability or present other unfavorable features. Loans to individual directors and officers must comply with the Banks' lending policies and statutory lending limits. In addition, prior approval of the Banks' Boards of Directors is required for all such loans.

                      COMMITTEES OF THE BOARD OF DIRECTORS
                           OF HERITAGE COMMERCE CORP

                                AUDIT COMMITTEE

     The members of the Audit Committee are Humphrey P. Polanen, Committee Chairman, John W. Larsen, Louis ("Lon") O. Normandin, Jack L. Peckham, Robert W. Peters, and Howard J. Weiland, Committee Vice-Chairman.

     The principal duties of the Audit Committee are the following: (i) recommend the firm of independent certified public accountants for appointment by the Board; (ii) meet with the independent certified public accountants to review and approve the scope of their audit engagement and the fees related to such work; (iii) meet with Commerce Corp's financial management, internal audit management and independent certified public accountants to review matters relating to internal accounting controls, the internal audit program, accounting practices and procedures and other matters relating to the financial condition of Commerce Corp and its subsidiaries; and (iv) periodically report to the Board any conclusions or recommendations that the Audit Committee may have with respect to such matters. The Board of Directors has adopted a written charter for the Audit Committee. A copy of Commerce Corp's Audit Committee Charter is included as Annex C to this Proxy Statement. The Audit Committee met three times during 2000.

                        PERSONNEL AND PLANNING COMMITTEE

     The members of the Personnel and Planning Committee are Robert W. Peters, Committee Chairman, Hugh P. Barton, Frank G. Bisceglia, Richard L. Conniff, William J. Del Biaggio, Jr., Roy E. Lave, Jack L. Peckham, and Brad L. Smith.

     The principal duties of the Personnel and Planning Committee are (i) the selection, recruitment and performance evaluation of executive personnel; (ii) making recommendations to the Board regarding the salary, benefits and incentive compensation to be paid to executive officers of the Company and its subsidiary banks; (iii) the development of corporate-wide compensation and benefits policies; (iv) the development of the Company's personnel policies; (v) the Company's compliance with laws and regulations pertaining to personnel, compensation and employment matters; (vi) the development and presentation to the Board for approval of the Company's mission statement and strategic plan;
(vii) the development of employee training and internal communications programs; and (viii) in cooperation with the Company's Loan Committee, the development of social responsibility programs and policies, including, but not limited to, policies designed to ensure the Company's compliance with all state and federal laws and regulations pertaining to equal employment opportunity, equal credit opportunity and the Company's efforts to meet the credit needs of the communities in which the Company and its subsidiaries do business. The Personnel and Planning Committee met four times during 2000.

                                 LOAN COMMITTEE

     The members of the Loan Committee are Frank G. Bisceglia, Committee Chairman, James R. Blair, Richard L. Conniff, Kenneth A. Corsello, William J. Del Biaggio, Jr., Roy E. Lave, Louis O. ("Lon") Normandin, and Brad L. Smith. The Loan Committee is responsible for the approval and supervision of loans and the development of the Company's loan policies and procedures. The Loan Committee met thirty-seven times during 2000.

                        FINANCE AND INVESTMENT COMMITTEE

     The members of the Finance and Investment Committee are Anneke Dury, Committee Chairwoman, Frank G. Bisceglia, James R. Blair, Richard L. Conniff, William J. Del Biaggio, Jr., Robert W. Peters, Brad L. Smith, and Howard J. Weiland.

     The Finance and Investment Committee is responsible for the development of policies and procedures related to liquidity and asset-liability management, supervision of the Company's investments and preparation of the Company's annual budget. The Finance and Investment Committee met thirteen times during 2000.

     The Company and its subsidiary Banks do not have executive or nominating committees. The Board of Directors performs the functions of these committees.

     During 2000, the Company's Board of Directors held eleven regular meetings and two special meetings. Except for James R. Blair, Louis O. ("Lon") Normandin, Jack L. Peckham, Robert W. Peters, and Humphrey P. Polanen, each director attended at least 75 percent of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of board committees on which that director served.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires Commerce Corp's directors and executive officers, and persons who own more than ten percent of a registered class of Commerce Corp's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Commerce Corp Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Commerce Corp with copies of all Section 16(a) forms they file.


     To Commerce Corp's knowledge, based solely on review of the copies of such reports furnished to Commerce Corp and written representations that no other reports were required, during the year ended December 31, 2000; all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except as follows: Directors Frank G. Bisceglia and Robert W. Peters each filed one Form 4 Statement of Changes in Beneficial Ownership with the Securities and Exchange Commission after the date upon which the filing was due.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     During 2000 Commerce Corp paid a director, William J. Del Biaggio, Jr., $65,000 in connection with the terms of a consulting agreement pursuant to which Mr. Del Biaggio assisted with business development activities for Commerce Corp's subsidiary banks.

     There are no other existing or proposed material transactions between Commerce Corp and any of Commerce Corp's directors, executive officers, nominees for election as a director, or the immediate family or associates of any of the foregoing persons.

                               CHANGE IN CONTROL

     Management is not aware of any arrangements, including the pledge by any person of shares of Commerce Corp, the operation of which may at a subsequent date result in a change in control of Commerce Corp.

                             EXECUTIVE COMPENSATION

     The following information is furnished with respect to each executive officer of the Company whose aggregate cash compensation during 2000 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION                    LONG TERM COMPENSATION
                                ---------------------------------------------   -------------------------------
                                                                                       AWARDS
                                                                                ---------------------   PAYOUTS
                                                                                RESTRICTED              -------
                                                               OTHER ANNUAL       STOCK      OPTIONS/    LTIP        ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR   SALARY(1)   BONUS(1)   COMPENSATION(2)     AWARDS       SARS     PAYOUTS   COMPENSATION(3)
 ---------------------------    ----   ---------   --------   ---------------   ----------   --------   -------   ---------------
John E. Rossell...............  2000   $ 97,600    $57,000        $14,400            --           --       --        $422,000
  President and CEO             1999    175,000     71,600          9,000            --        3,300       --              --
  Heritage Commerce Corp        1998    162,500     44,000         11,287            --        6,600       --              --
Richard L. Conniff............  2000   $150,000    $61,500        $ 7,600            --           --       --              --
  President and COO             1999    132,000     38,500          6,000            --        3,300       --              --
  Heritage Commerce Corp        1998     84,000         --          4,000            --       56,100       --              --
Kenneth A. Corsello...........  2000   $114,200    $35,400        $ 6,600            --        6,000       --              --
  Executive Vice President/     1999    100,000     35,200          7,623            --           --       --              --
  Chief Credit Officer          1998    100,000     18,000          7,623            --           --       --              --
Lawrence D. McGovern..........  2000   $139,700    $38,200        $ 7,900            --           --       --              --
  Executive Vice President/     1999    128,000     24,300         29,942            --           --       --              --
  Chief Financial Officer       1998     57,300         --         16,587            --       49,500       --              --
Kenneth B. Silveira...........  2000   $ 86,400    $32,600        $11,000            --           --       --              --
  Executive Vice President/     1999     85,500     27,500          4,800            --           --       --              --
  Operations and
    Administration              1998     81,300     11,000          4,800            --           --       --              --
Brad L. Smith.................  2000   $175,000    $62,100        $11,400            --           --       --              --
  Chairman and CEO              1999    175,000      6,600          6,000            --        3,300       --              --
  Heritage Commerce Corp        1998         --         --             --            --       82,500       --              --

---------------
(1) Amounts shown include cash and non-cash compensation earned and received by executive officers.

(2) Amounts include an automobile allowance pursuant to the terms of each executive officer's employment, payments for unused vacation, moving expenses paid, and insurance benefits.

(3) Amounts shown are contractual obligations paid to Mr. Rossell based on compensation agreements reached with Commerce Corp in previous years.

     Commerce Corp pays the cost of premiums on life insurance policies insuring all employees, including executive officers, in amounts approximately two times their annual salaries. The policies are payable to the officer's designated beneficiary(ies). In addition, Commerce Corp provides certain incidental personal benefits to executive officers. The incremental cost to Commerce Corp of providing such benefits to the executive officers named above did not, for the fiscal year ended December 31, 2000, exceed ten percent of the compensation to such officers.

                               STOCK OPTION PLAN

     In 1994 the Board of Directors adopted the Heritage Bank of Commerce 1994 Tandem Stock Option Plan ("Plan") in order to promote the long-term success of the Bank and the creation of shareholder value. In 1998 the Plan was restated and adopted by Commerce Corp as the successor corporation to Heritage Bank of Commerce. The Plan authorizes Commerce Corp to grant stock options to officers, employees and directors of Commerce Corp and its affiliates.

     The following table shows options granted in 2000 to executive officers named in the Summary Compensation Table. The grant date present value dollar amount was computed in accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                   INDIVIDUAL GRANTS
                                              -----------------------------------------------------------
                                                         % OF TOTAL
                                                          OPTIONS      EXERCISE
                                                         GRANTED TO    OR BASE                 GRANT DATE
                                              OPTIONS   EMPLOYEES IN    PRICE     EXPIRATION    PRESENT
                    NAME                      GRANTED   FISCAL YEAR     ($/SH)       DATE      VALUE $(1)
                    ----                      -------   ------------   --------   ----------   ----------
Kenneth A. Corsello.........................   6,000        2.44%       $9.00     12/21/2010    $26,000

---------------
(1) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was used to estimate the Grant Date Present Value assuming (i) an expected volatility of 35%; (ii) a risk-free interest rate of 5.7%; and (iii) an option term of 7 years. This is a theoretical value for stock options. The actual value of the options will depend on the market value of Common Stock when the options are exercised.

     The following table delineates options exercised by executive officers named in the Summary Compensation Table and the values of unexercised options at December 31, 2000:

 AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                                               VALUE OF
                                                                         NUMBER OF            UNEXERCISED
                                                                    UNEXERCISED OPTIONS      IN-THE-MONEY
                                                                        AT YEAR END       OPTIONS AT YEAR END
                                         SHARES                     -------------------   -------------------
                                        ACQUIRED         VALUE         EXERCISABLE/          EXERCISABLE/
               NAME                  ON EXERCISE(#)   REALIZED($)      UNEXERCISABLE         UNEXERCISABLE
               ----                  --------------   -----------   -------------------   -------------------
Richard L. Conniff.................          --              --      37,125/22,275        $14,861/$12,164
Kenneth A. Corsello................          --              --       48,117/5,959        $287,917/$5,601
Lawrence D. McGovern...............          --              --      27,225/22,275        $14,861/$12,164
John E. Rossell....................     118,138        $779,441           N/A             N/A
Brad L. Smith......................          --              --      44,550/41,250        N/A
Kenneth B. Silveira................          --              --        43,612/397         $266,359/$97

401(k) PLAN

     The Board of Directors has established an employee benefit plan under
Section 401(k) of the Internal Revenue Code of 1986. The purpose of the 401(k) plan is to encourage employees to save for retirement. Eligible employees may make contributions to the plan subject to the limitations of Section 401(k) of the Internal Revenue Code of 1986. The Plan trustees administer the Plan.

EMPLOYEE STOCK OWNERSHIP PLAN

     In 1997, Heritage Bank of Commerce initiated an employee stock ownership plan ("Stock Ownership Plan"). The Stock Ownership Plan was subsequently adopted by Commerce Corp as the successor corporation to Heritage Bank of Commerce. The Stock Ownership Plan allows Commerce Corp, at its option, to purchase shares of Commerce Corp Common Stock on the open market and award those shares to certain employees. To be eligible to receive an award of shares under the Stock Ownership Plan, an employee must have worked at least 1,000 hours during the year and must be employed by the Company on December 31. Awards under the Stock Ownership Plan generally vest over four years. During 2000, Commerce Corp contributed $250,000 to the Stock Ownership Plan, with contributions to Richard
L. Conniff, Kenneth A. Corsello, Lawrence D. McGovern, Kenneth B. Silveira, and Brad L. Smith totaling $4,500, $3,400, $4,200, $2,600, and $5,100, respectively.
These amounts are included in the Summary Compensation Table in the column entitled "Bonus."

EMPLOYMENT CONTRACTS

     Richard L. Conniff, Commerce Corp President and Chief Operating Officer, is employed under the terms of a written three-year employment contract dated January 1, 1999 which provides for the following: a current base salary of $200,000 per year; bonuses paid based upon the performance of Commerce Corp awarded in the sole discretion of the Board of Directors; a car allowance; insurance; and severance compensation benefits in the event Commerce Corp terminates Mr. Conniff's employment without cause.

     Lawrence D. McGovern, Commerce Corp's Executive Vice President and Chief Financial Officer, is employed under the terms of a written three-year employment contract dated July 16, 1998 which provides for the following: a current base salary of $150,000 per year; bonuses paid based upon the performance of Commerce Corp, awarded in the sole discretion of the Board of Directors; a car allowance; insurance; and severance compensation benefits in the event Commerce Corp terminates Mr. McGovern's employment without cause.

     Brad L. Smith, Chairman of the Board and Chief Executive Officer of Commerce Corp, is employed under the terms of a written three-year employment contract dated January 1, 1999 which provides for the following: a current base salary of $220,000 per year; bonuses paid based upon the performance of Commerce Corp, awarded in the sole discretion of the Board of Directors; a car allowance; insurance; and severance compensation benefits in the event Commerce Corp terminates Mr. Smith's employment without cause.

     Pursuant to the terms of a written employment agreement between Commerce Corp and John E. Rossell III, Mr. Rossell received severance compensation in the amount of $422,000 upon termination of his employment on June 16, 2000. This amount is set forth in the Summary Compensation Table in the column labeled "All Other Compensation."

SUPPLEMENTARY RETIREMENT PLAN FOR DIRECTORS, INCLUDING EXECUTIVE OFFICERS

     During 1999, the Company converted its existing nonqualified key executive officer and director defined contribution retirement and death benefit plan to a defined benefit plan ("Plan"). The Plan is unsecured and unfunded and there are no Plan assets. The Company has purchased insurance on the lives of the directors and executive officers who participate in the Plan and intends to use the cash values of those policies ($15,983,000 and $12,219,000 at December 31, 2000 and 1999, respectively) to pay the retirement obligations that accrue pursuant to the plan. The Company's total accrued pension obligation was $2,125,000 and $510,000 as of December 31, 2000 and 1999, respectively. The formula by which benefits are determined for the executive officers and directors who participate in the Plan is based on a combination of the individual's position within the Company, their age at the time when their retirement benefits become fully vested, and the amount of their benefits available under the previous plan. The estimated annual benefits payable upon retirement at normal retirement age for Richard L. Conniff, Kenneth A. Corsello, Lawrence D. McGovern, and Brad L. Smith are $62,000, $48,000, $68,000, and $92,000, respectively. The death benefit for participants in the Plan is an endorsement to the individual's beneficiaries of 80% of the net-at-risk insurance amount (i.e., the amount of the death benefit in excess of cash value of the underlying insurance policy).

     Upon termination of the employment of John E. Rossell III in June 2000, Commerce Corp accelerated the vesting of the retirement benefits payable to Mr. Rossell under the Plan. Upon retirement at age 62, Mr. Rossell will receive estimated annual retirement benefits of $108,000.

DIRECTOR FEES AND DIRECTOR FEE DEFERRAL PLAN

     During 2000, Commerce Corp paid retainers to two directors for their services during 2000, for a total of $23,465. Fees are paid to directors pursuant to a director compensation program, which allocates fees among participating directors based on the extent and nature of each director's committee memberships, attendance, and/or that director's chairmanship of one of the various committees of the Board. The total annual cost of the program for 2000 was approximately $130,000.

     An option of the director compensation program is the deferral of fees ("Deferral Plan"). Under the Deferral Plan, a participating director may defer up to 100% of their board fees into the Deferral Plan for up to ten years from the date of the first deferral. Amounts deferred earn interest at the rate of 8% per annum. The director may elect a distribution schedule of up to ten years, with interest accruing (at the same 8%) on the declining balance. A participating director is eligible to begin receiving benefits upon retirement.

     Commerce Corp has purchased life insurance policies on the lives of directors who have agreed to participate in the Deferral Plan. It is expected that the earnings on these policies will offset the cost of the program. In addition, Commerce Corp will receive death benefit payments upon the death of the director. The proceeds will permit Commerce Corp to "complete" the Deferral Plan as the director originally intended if the director dies prior to the completion of the Deferral Plan. The disbursement of deferred fees is accelerated at death and commences one month after the director dies.

     In the event of the director's disability prior to attainment of his benefit eligibility date, the director may request that the Board permit him to receive an immediate disability benefit equal to the annualized value of the director's deferral account.

     To date, eight of the directors have elected to defer their fees. For the years 1998, 1999, and 2000, Commerce Corp recorded expenses of $134,000, $42,000, and $67,000, respectively, to account for its obligation to pay deferred fees.

COMPENSATION COMMITTEE REPORT

     The Personnel and Planning Committee, acting as a compensation committee in accordance with applicable requirements, has provided the following report to the Board of Directors of Commerce Corp.

REPORT ON SENIOR EXECUTIVE COMPENSATION
BY THE PERSONNEL AND PLANNING COMMITTEE OF THE BOARD OF DIRECTORS

     The Report of the Personnel and Planning Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Commerce Corp specifically incorporates the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

     Commerce Corp's general compensation strategy for senior executive officers is to pay annual and long term compensation which is competitive with executives in similar positions at peer group companies, taking into appropriate account Commerce Corp's forward progress, its overall financial condition and its performance relative to companies in similar circumstances. In determining compensation levels, Commerce Corp obtains salary survey information regarding executive salary levels for comparable companies through many sources, including banking industry associates and independent compensation consultants. Additionally, Commerce Corp ties incentive compensation levels to financial performance goals of Commerce Corp.

     The compensation policy of Commerce Corp is designed to attract and retain highly qualified personnel and to provide meaningful incentives for measurable performance. The components of executive compensation include base salary, an incentive bonus plan, non-plan bonuses, stock options and a supplemental executive retirement plan.

     Commerce Corp's senior executive compensation is determined by the Personnel and Planning Committee of the Board of Directors and by the Board itself. Brad L. Smith, Commerce Corp's Chairman and Chief Executive Officer, and Richard L. Conniff, Commerce Corp's President and Chief Operating Officer, are currently members of both the Board of Directors and the Personnel and Planning Committee, but do not participate in matters related to executive compensation. The Committee meets a minimum of four times per year. Salaries and other compensation are reviewed annually. Any significant increases or other changes to compensation or benefits are approved by the Board of Directors. Incentive bonus awards are determined by the Committee in January or February and recommended to the full Board for immediate action. Compensation for a newly hired executive may be established by the Committee at a special meeting.

     In its discretion, Commerce Corp pays annual incentive bonuses to its senior executives after receiving a recommendation to do so by the Personnel and Planning Committee of the Board. The decision to pay, and the amount of payment, is based upon an assessment of the institution's performance in the context of the plan and with reference to the executive's base wages, as well as to peer group patterns.

                                          HERITAGE COMMERCE CORP DIRECTORS
                                          PERSONNEL AND PLANNING COMMITTEE

                                          Hugh P. Barton
                                          Frank G. Bisceglia
                                          Richard L. Conniff
                                          William J. Del Biaggio, Jr.
                                          Roy E. Lave
                                          Jack L. Peckham
                                          Robert W. Peters, Chairman
                                          Brad L. Smith

PERFORMANCE GRAPH

     The following graph compares the stock performance of Heritage Bank of Commerce from December 31, 1995 to January 31, 1998 and of Commerce Corp from February 1, 1998 to December 31, 2000, to the performance of several specific industry indices. For the Company's 1998 proxy statement, the performance of the S&P 500 and S&P Regional Bank indicies were used as comparisons to the Company's stock performance. Management believes that a performance comparison to the Nasdaq Stock Index and the Nasdaq Bank Stocks provide meaningful information and has therefore included those comparisons in the following graph.

                HERITAGE COMMERCE CORP STOCK PRICE PERFORMANCE*

                              [PERFORMANCE GRAPH]

              --------------------------------------------------------------------------------------
                                     12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
              --------------------------------------------------------------------------------------
               Nasdaq Stock Market   100.00     122.71     149.25     208.40     386.77     234.81
               Nasdaq Bank Stocks    100.00     126.16     206.38     182.09     167.55     192.14
               Heritage Commerce
                Corp                 100.00     126.47     263.16     334.92     382.79     243.42
               S&P 500               100.00     120.26     157.56     199.57     238.54     214.36
               S&P Bank Proxy        100.00     137.28     193.82     202.67     171.13     195.58
              --------------------------------------------------------------------------------------

---------------
* Results shown on the graph are not necessarily indicative of future performance

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF ELECTION OF EACH OF THE NOMINEES. YOU ARE URGED TO VOTE FOR PROPOSAL 1: TO ELECT THE FIFTEEN NOMINEES SET FORTH HEREIN TO SERVE UNTIL THE NEXT ANNUAL MEETING OF THE SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND
QUALIFIED: HUGH P. BARTON, FRANK G. BISCEGLIA, JAMES R. BLAIR, RICHARD L. CONNIFF, WILLIAM J. DEL BIAGGIO, JR., ANNEKE DURY, KURT G. HAMMERSTROM, JOHN W. LARSEN, ROY E. LAVE, LOUIS ("LON") O. NORMANDIN, JACK L. PECKHAM, ROBERT W. PETERS, HUMPHREY P. POLANEN, BRAD L. SMITH, AND HOWARD J. WEILAND. IF NO INSTRUCTION IS GIVEN, THE BOARD OF DIRECTORS INTENDS TO VOTE FOR EACH NOMINEE LISTED.

                                   PROPOSAL 2

                        ELIMINATION OF CUMULATIVE VOTING

     The California General Corporation Law permits California corporations with widely traded securities, such as Commerce Corp, to provide, with the approval of their shareholders, for majority rule voting in electing directors in lieu of cumulative voting.

     The Board of Directors believes that cumulative voting is not an appropriate method of corporate governance for Commerce Corp. For a discussion of the reasons for the Board's conclusion, please see the discussion below under "Reasons for the Proposed Amendment." Accordingly, the Board of Directors has adopted and is submitting for shareholder approval, an amendment to Commerce Corp's Articles of Incorporation (the "Articles") which, if approved by the shareholders, would provide for majority rule voting in electing Commerce Corp's directors by eliminating cumulative voting commencing with the next Annual Meeting of Commerce Corp. The text of the proposed amendment to the Articles is set forth in Annex A to this Proxy Statement.

     A description of mandatory cumulative and majority rule voting and a summary of the reasons for the Board's recommendation of the proposed amendment and certain other considerations concerning the proposed amendment are set forth below.

              MANDATORY CUMULATIVE VOTING AND MAJORITY RULE VOTING

     Mandatory cumulative voting in the election of directors may currently be invoked by any shareholder of Commerce Corp complying with statutory notice requirements. Under cumulative voting, holders of shares of Commerce Corp's Common Stock are entitled to a number of votes per share equal to the number of directors to be elected and all directors are voted upon simultaneously. Holders of shares may cast all of their votes for a single director candidate or distribute them among two or more director candidates.

     As a consequence of cumulative voting, shareholders representing a relatively small number of the voting shares have the power to nominate and elect one or more directors. For example, if, as in the case of Commerce Corp, fifteen directors are to be elected at an annual meeting, a shareholder or group of shareholders holding one vote more than 6.25% of the voting shares could nominate and elect one director by cumulating and casting their fifteen votes per share only for their single candidate. This is so even if shareholders holding just under 93.75% of the voting shares are opposed to the election of that candidate and cast their vote to elect fifteen other director candidates.

     With majority rule voting, a nominee could not be elected without a majority of shareholder votes. Under majority rule voting, shareholders are entitled to only one vote per share in the election of directors and each director is voted upon separately. Consequently, through majority rule voting, the only director candidates who could be elected are those who receive support from a majority of the shares voting, and the shareholders holding in excess of 50% of the voting shares would be able to elect all of the directors.

                       REASONS FOR THE PROPOSED AMENDMENT

     The Board of Directors believes that approval of the proposed amendment is in the best interests of Commerce Corp and its shareholders.

     The Board of Directors believes that every director of a publicly-held corporation should represent the interests of a majority of shareholders. It believes that directors elected by a minority shareholder or group of shareholders through cumulative voting are likely to be partisans of the particular interest group that elected them rather than representatives of a majority of shareholders. Such partisanship could disrupt the management of Commerce Corp and prevent it from operating in the most effective manner. Further, the election of directors who view themselves as representing or answerable to a particular minority constituency could introduce an element of discord on the Board of Directors, impair the ability of the directors to work effectively and discourage qualified independent individuals from serving as directors. By providing for majority rule voting in electing directors, approval of the proposed amendment will help ensure that each director acts in the best interests of a majority of shareholders rather than the best interest of a minority shareholder or group of shareholders. Implementation of majority rule voting will increase the ability of all of the holders of a large number of shares of Common Stock to elect all of the directors of Commerce Corp.

                                 OTHER EFFECTS

     Approval of the proposed amendment may render more difficult any attempt by a holder or group of holders of a significant number of voting shares, but less than a majority, to monitor, change or influence the management or policies of Commerce Corp. In addition, under certain circumstances, the proposed amendment, along with other measures that may be viewed as having anti-takeover effects, may discourage an unfriendly acquisition or business combination involving Commerce Corp that a shareholder might consider to be in such shareholder's best interest, including an unfriendly acquisition or business combination that might result in a premium over the market price for the shares held by the shareholder. For example, the proposed amendment may discourage the accumulation of large minority shareholdings (as a prelude to an unfriendly acquisition or business combination proposal or otherwise) by persons who would not effect that acquisition without being assured of representation on the Board of Directors.

     Approval of the proposed amendment requires the favorable vote of the holders of a majority of the outstanding shares of Commerce Corp's Common Stock entitled to vote.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS BELIEVES THAT THE ADVANTAGES OF THE PROPOSED AMENDMENT IMPLEMENTING MAJORITY RULE VOTING GREATLY OUTWEIGH THE POSSIBLE DISADVANTAGES OF THE AMENDMENT. ACCORDINGLY, THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSED AMENDMENT AND RECOMMENDS APPROVAL BY SHAREHOLDERS.

                                   PROPOSAL 3

                      CLASSIFICATION OF BOARD OF DIRECTORS

     The shareholders are being asked to approve an amendment to Commerce Corp's Bylaws providing for classification of the Board of Directors into three classes, each consisting of a number of directors equal as nearly as practicable to one-third the total number of directors. If this Proposal 3 is approved each class of directors will be subject to election every third year and will serve for a three-year term. Currently, all of Commerce Corp's directors are elected each year for a one-year term.

     The Board of Directors believes that this amendment to the Bylaws is in the best interests of Commerce Corp and its shareholders. Board classification will help lend continuity and stability to the management of Commerce Corp. Following adoption of the classified board structure, at any given time at least two-thirds of the members of the Board of Directors will generally have had prior experience as directors of Commerce Corp. The Board believes that this will facilitate long-range planning, strategy and policy and will have a positive impact on customer and employee loyalty. Commerce Corp has not historically had problems with either the continuity or stability of its Board of Directors.

     In anticipation of the possible approval of this Proposal 3, the Board of Directors has, for purposes of initial implementation, designated three classes of directors for election at the Annual Meeting. If this Proposal 3 is approved, Class I will be elected initially for a one-year term expiring at the 2002 Annual Meeting of Shareholders; Class II will be elected initially for a two-year term expiring at the 2003 Annual Meeting of Shareholders; and Class III will be elected for a three-year term expiring at the Annual Meeting of Shareholders to be held in the year 2004; and, in each case, until their successors are duly elected and qualified. Commencing with the Annual Meeting of Shareholders scheduled to occur in May 2002, directors elected to Class I would serve for a three-year term and until their successors are duly elected and qualified, subject to any decrease in the total number of authorized directors, as described above. Subsequently in years 2003 and 2004, directors elected to Class II and Class III, respectively, would also be elected for a three-year term and until their successors are duly elected and qualified.

     Classification of the Board of Directors is permitted by Section 301.5 of the California Corporations Code. Under Section 301.5, a qualifying California corporation, such as Commerce Corp, may divide its board of directors into two or three classes, with one-half or one-third of the directors, respectively, elected at each annual meeting (or as near to one-half or one-third as practicable). The authorized number of directors must be not less than six in the case of a two-class board and not less than nine in the case of a three-class board. Classified boards of directors are permitted under the corporate law of a majority of states, and Commerce Corp believes that well over one-half of Fortune 500 companies provide for classified boards.

     The text of the proposed amendment to the Bylaws is set forth in Annex B to this Proxy Statement.

                       EFFECT OF CLASSIFICATION OF BOARD

     If adopted, the classification of the Board will apply to every subsequent election of directors for so long as at least six directors are authorized under Commerce Corp's Bylaws, Commerce Corp continues to be eligible under state law to maintain a classified board, and the classification provision is not amended. Commerce Corp's Bylaws provide that the Board of Directors shall consist of not less than 11 and not more than 21 directors, with the exact number of directors currently set at 15. So long as the Board continues to consist of at least nine authorized directors, and Commerce Corp continues to be eligible under state law to maintain a classified board, after initial implementation of the classified Board, directors will serve for a term of three years rather than one year, and one-third of the directors (or as near to one-third as practicable) will be elected each year.

     In the event that the number of directors increases, the increase will be apportioned by the Board among the classes of directors to make each class as nearly equal in number as possible. If the number of authorized directors is decreased to at least six but less than nine, the directors will be apportioned by the Board between two classes, each consisting of one-half of the directors or as close an approximation as possible, directors will serve for a term of two years, and one-half the directors (or as near to one-half as practicable) will be elected each year. In any event, a decrease in the number of directors cannot shorten the term of any incumbent director. Vacancies in the Board created by any resignation, removal or other reason, or by an increase in the size of the Board, may be filled for the remainder of the term by the vote of the majority of the directors remaining in office or by the vote of holders of a majority of the outstanding shares of Commerce Corp's Common Stock.

     Under California law, members of the Board of Directors may be removed by the Board of Directors for cause (defined to be a felony conviction or court declaration of unsound mind), by the shareholders without cause or by court order for fraudulent or dishonest acts or gross abuse of authority or discretion. In the case of a board of directors that is not classified, no director may be removed by the shareholders if the votes cast against such removal (or, if done by written consent, the votes eligible to be cast by the non-consenting shareholders) would have been sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected (the "Relevant Number of Directors"). In the case of classified boards, the Relevant Number of Directors is (i) the number of directors elected at the most recent Annual Meeting of shareholders or, if greater, (ii) the number sought to be removed. It should be noted that this removal provision applies equally to corporations that permit cumulative voting and to those that do not.

                                 OTHER EFFECTS

     Public companies are potentially subject to attempts by various individuals and entities to acquire significant minority positions in the company with the intent either of obtaining actual control of the company by electing their own slate of directors, or of achieving some other goal, such as the repurchase of their shares by the company at a premium. Public companies also are potentially subject to inadequately priced or coercive bids for control through majority share ownership. These prospective acquirors may be in a position to elect a company's entire board of directors through a proxy contest or otherwise, even though they do not own a majority of the company's outstanding shares at the time. If this proposal is approved, a majority of Commerce Corp's directors could not be removed by those persons until two annual meetings of shareholders have occurred, unless the removal was for cause and the requisite vote was obtained. By providing this additional time to the Board of Directors and eliminating the possibility of rapid removal of the Board, the directors of Commerce Corp will have the necessary time to most effectively satisfy their responsibility to the Commerce Corp shareholders to evaluate any proposal and to assess and develop alternatives without the pressure created by the threat of imminent removal. In addition, this proposal, by providing that directors will serve three-year terms rather than one-year terms, will enhance continuity and stability in the composition of Commerce Corp's Board of Directors and in the policies formulated by the Board. The Board believes that this, in turn, will permit it to more effectively represent the interests of all shareholders, including responding to demands or actions by any shareholder or group. Following adoption of the classified board structure, at any given time at least two-thirds of the members of the Board of Directors will generally have had prior experience as directors of Commerce Corp. The Board believes that this will facilitate long-range planning, strategy and policy and will have a positive impact on customer and employee loyalty. Commerce Corp has not historically had problems with either the continuity or stability of its Board of Directors.

     The classification of the Board of Directors will have the effect of making it more difficult to replace incumbent directors. So long as the Board is classified into three classes, a minimum of three annual meetings of shareholders would generally be required to replace the entire Board, absent intervening vacancies. While the proposal is not intended as a takeover-resistive measure in response to a specific threat, it may discourage the acquisition of large blocks of Commerce Corp's shares by causing it to take longer for a person or group of persons who acquire a block of shares to effect a change in management.

     If this proposal is approved and implemented, a shareholder or group of shareholders seeking to replace a majority of the directors on the Board will generally need to influence the voting of at least a majority of the outstanding shares at two consecutive annual meetings. In addition, Commerce Corp has other corporate attributes that may also have the effect of helping Commerce Corp to resist an unfriendly acquisition. These include existing provisions in Commerce Corp's Articles of Incorporation and Bylaws eliminating, subject to specified exceptions, the liability of directors for monetary damages and the proposed provision eliminating cumulative voting; provisions in the Articles and Bylaws providing for indemnification of directors and officers; and provisions in the Bylaws requiring advance notice of nomination of a candidate for election to the Board of Directors of Commerce Corp when the nomination is made by a person other than the Board.

     This proposal is not in response to any attempt to acquire control of Commerce Corp. However, the Board believes that adopting this proposal is prudent, advantageous and in the best interests of shareholders because it will give the Board more time to fulfill its responsibilities to shareholders, and it will provide greater assurance of continuity and stability in the composition and policies of the Board of Directors. The Board also believes the advantages outweigh any disadvantage relating to discouraging potential acquirors from attempting to obtain control of Commerce Corp.

     Approval of the proposed amendment requires the favorable vote of the holders of a majority of the outstanding shares of Commerce Corp's Common Stock.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS BELIEVES THAT THE ADVANTAGES OF THE PROPOSED AMENDMENT CLASSIFYING THE BOARD OF DIRECTORS FOR PURPOSES OF THE ELECTION OF DIRECTORS GREATLY OUTWEIGH THE POSSIBLE DISADVANTAGES OF THE AMENDMENT. ACCORDINGLY, THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE IT.

                SUMMARY OF POTENTIAL EFFECT OF PROPOSALS 2 AND 3

     If Proposals 2 and 3 are both approved and implemented, a shareholder or group of shareholders seeking to replace a majority of the directors on the Board will generally need to influence the voting of at least a majority of the outstanding shares at three consecutive annual meetings. In addition, Commerce Corp has other corporate attributes that may also have the effect of helping Commerce Corp to resist an unfriendly acquisition. These include provisions in Commerce Corp's Articles eliminating the ability of shareholders to take action by written consent of the shareholders; provisions in Commerce Corp's Articles and Bylaws eliminating, subject to certain exceptions, the liability of directors for monetary damages; provisions in the Bylaws and agreements providing for indemnification of directors and officers; and benefit plans for directors, executives and key employees that accelerate benefits upon a change in control of Commerce Corp.

     The Proposals are not in response to any attempt to acquire control of Commerce Corp, nor is Commerce Corp aware of any such attempt.

                                   PROPOSAL 4

                        INCREASE IN THE NUMBER OF SHARES
                     AVAILABLE FOR GRANTS OF STOCK OPTIONS

     At present Commerce Corp has reserved 2,261,260 shares of Common Stock for issuance under the Heritage Commerce Corp Restated 1994 Tandem Stock Option Plan (the "Plan"). This number includes shares issued upon exercise of options. Proposal 4 provides for an increase of 500,000 shares reserved under the Plan, so that the total number of shares reserved, including shares previously issued upon exercise of options, will be 2,761,260.

     The purpose of the Plan is to promote the long-term success of Commerce Corp and the creation of shareholder value. The Plan authorizes Commerce Corp to grant options that qualify as incentive stock options ("ISOs") under the Internal Revenue Code of 1986 and nonqualified stock options ("NSOs") to key employees of Commerce Corp and its affiliated companies. Nonemployee directors are only eligible to receive NSOs.

     The Plan currently sets aside 2,261,260 authorized, but unissued, shares of Commerce Corp's Common Stock for grant at not less than the greater of $3.50 share or an amount per share that approximates the fair market value of Commerce Corp's Common Stock on the date each option is granted. In addition, if an ISO is granted to an officer or key employee of Commerce Corp who, at the time of the grant, owns more than 10 percent of Commerce Corp's Common Stock, the exercise price of the options must be not less than the greater of $3.85 share or 110 percent of the fair market value of Commerce Corp's Common Stock at the time the option is granted. On April 2, 2001, the closing sale price of Commerce Corp's Common Stock as reported on Nasdaq was $9.25 per share.

     All options granted expire not later than ten years from the date of grant. To the extent that the aggregate fair market value of stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year exceeds $100,000, such options are treated as NSOs. The Personnel and Planning Committee, a committee appointed by the Board, administers the Plan.

     Neither the optionee nor Commerce Corp will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and Commerce Corp will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of Commerce Corp's Common Stock on the date of exercise, and Commerce Corp will be entitled to a business expense deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an NSO. Commerce Corp will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding period has been satisfied.

     As of April 2, 2001, options to purchase 1,471,882 shares have been granted by the Board of Directors and are outstanding, and options to purchase an additional 725,636 shares have been exercised by option holders, leaving 63,742 shares of the 2,261,260 shares now authorized currently available for further grants of options. The Board of Directors is seeking shareholder approval to increase the number of options authorized under the Plan in order to ensure that sufficient options will be available to adequately compensate Commerce Corp's employees and directors as the Company expands its business and adds additional employees. The Board therefore requests that the shareholders authorize the issuance of up to an additional 500,000 options, which would bring the total number of options available under the Plan to 563,742. The Board has not yet determined that it will allocate the additional options authorized by this proposal to any particular individuals or groups of individuals among those otherwise eligible to receive grants of options.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF INCREASING THE NUMBER OF SHARES AVAILABLE FOR GRANTS OF OPTIONS UNDER THE PLAN. YOU ARE URGED TO VOTE FOR PROPOSAL 4: TO APPROVE THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR GRANTS OF OPTIONS UNDER THE HERITAGE COMMERCE CORP RESTATED 1994 TANDEM STOCK OPTION PLAN.

                                   PROPOSAL 5

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     At the 2001 Annual Meeting of Shareholders, the following resolution will be subject to ratification by a simple majority vote of the shares represented at the meeting:

     RESOLVED, that the selection of Deloitte & Touche LLP as the independent certified public accountants of Heritage Commerce Corp for the fiscal year ending December 31, 2001 is hereby ratified.

     If ratification is not achieved, the selection of an independent certified public accountant will be reconsidered and made by the Board of Directors. Even if the selection is ratified, the Board of Directors reserves the right and, in its discretion, may direct the appointment of any other independent certified public accounting firm at any time if the Board decides that such a change would be in the best interests of the Corporation and its shareholders.

     The services provided Deloitte & Touche LLP include the examination and reporting of the financial status of Commerce Corp. These services have been furnished at customary rates and terms. There are no existing direct or indirect agreements or understandings that fix a limit on current or future fees for these audit services.

     A representative of Deloitte & Touche LLP is expected to attend the 2001 Annual Meeting of Shareholders. The representative will have the opportunity to make a statement, if desired, and is expected to be available to respond to shareholder inquiries.

                             AUDIT COMMITTEE REPORT

     In accordance with its written charter adopted by Heritage Commerce Corp's Board of Directors (Board), the Heritage Commerce Corp Audit Committee (Committee) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During fiscal 2000, the Committee met three times, and the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the CFO, controller and independent auditors prior to public release.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing and concurred in the appointment of a new director of internal audit. The Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

     The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

     The Committee reviewed the audited financial statements of the Company as of and for fiscal year ended December 31, 2000 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussion with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

March 22, 2001                            Humphrey P. Polanen, Chairman
                                          Howard J. Weiland, Vice Chairman
                                          John W. Larsen
                                          Louis O. "Lon" Normandin
                                          Jack L. Peckham
                                          Robert W. Peters

                         PRINCIPAL ACCOUNTING FIRM FEES

     Aggregate fees billed to the company for the fiscal year ending 2000 by the Company's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte"):

Audit Fees..................................................  $206,340
Financial Information Systems
  Design and Implementation Fees............................  $    -0-(b)
All Other Fees..............................................  $288,085(a)(b)

---------------
(a) Includes fees for tax consulting, permitted internal audit outsourcing, and other non-audit services.

(b) The audit committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF APPROVING THE RATIFICATION OF DELOITTE & TOUCHE LLP AS COMMERCE CORP'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001 (UNLESS THE SHAREHOLDERS DIRECT OTHERWISE). YOU ARE URGED TO VOTE FOR PROPOSAL 5: TO RATIFY THE BOARD'S SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS COMMERCE CORP'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                 OTHER BUSINESS

     If any matters not referred to in this Proxy Statement come before the meeting, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting and, as of the date of the preparation of this Proxy Statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

                             SHAREHOLDER PROPOSALS

     Under certain circumstances, shareholders are entitled to present proposals at shareholders' meetings, provided that the proposal is presented in a timely manner and in a form that complies with applicable regulations. Any shareholder proposals intended to be presented for consideration at the 2002 Annual Meeting of Shareholders, and to be included in Commerce Corp's Proxy Statement for that meeting, must be received by Commerce Corp no later than December 18, 2001 in a form that complies with applicable regulations. Shareholder proposals may not be included in the Proxy Statement for the 2002 Annual Meeting or presented at the shareholder meeting unless certain conditions are met. Shareholder proposals are subject to regulation under Federal securities laws.

     A copy of Commerce Corp's annual report on Form 10-K (excluding exhibits) is being sent to shareholders along with this Proxy Statement. To obtain an additional copy without charge, please contact Rebecca Levey at (408) 947-6900.

                                          HERITAGE COMMERCE CORP

                                          /s/ Rebecca A. Levey
                                          Rebecca A. Levey
                                          Corporate Secretary

San Jose, California
April 17, 2001

                                    ANNEX A

            TEXT OF PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

     The Articles of Incorporation of this Company shall be amended by adding thereto a new Article Seven, which shall read as set forth below:

                                  ARTICLE VII

     No holder of any class of stock of the corporation shall be entitled to cumulate votes at any election of directors of the corporation.

                                    ANNEX B

                      TEXT OF PROPOSED AMENDMENT TO BYLAWS

     Section 2.9 of the Bylaws of the Company shall be amended in its entirety to read as follows:

SECTION 2.9 -- NOMINATION, CLASSIFICATION, ELECTION AND TERM OF OFFICE.

     (a) Nomination for election of directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the Corporation not later than the close of business on the tenth day following the day on which the notice of such meeting is sent by third class mail (if permitted by law), no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder:

          (a) the name and address of each proposed nominee;

          (b) the principal occupation of each proposed nominee;

          (c) the number of shares of capital stock of the Corporation owned by each proposed nominee;

          (d) the name and residence address of the notifying shareholder, and

          (e) the number of shares of capital stock of the Corporation owned by the notifying shareholder.

          (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions.

          (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt.

          (h) a statement regarding the nominee's compliance with Section 2.3 of these Bylaws.

     Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which directors are to be elected.

     (b) In the event that the authorized number of directors shall be fixed at nine (9) or more, the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist of one-third of the directors or as close an approximation as possible. The initial term of office of the directors of Class I shall expire at the annual meeting to be held during fiscal year 2002, the initial term of office of the directors of Class II shall expire at the annual meeting to be held during fiscal 2003 and the initial term of office of the directors of Class III shall expire at the annual meeting to be held during fiscal year 2004. At each annual meeting, commencing with the annual meeting to be held during fiscal year 2002, each of the successors to the directors of the class whose term shall have expired at such annual meeting shall be elected for a term running until the third annual meeting next succeeding his or her election and until his or her successor shall have been duly elected and qualified.

     In the event that the authorized number of directors shall be fixed with at least six but less than nine, the Board of Directors shall be divided into two classes, designated Class I and Class II. Each class shall consist of one-half of directors or as close an approximation as possible. At each annual meeting, each of the successors to the directors of the class whose term shall have expired at such annual meeting shall be elected for a term running until the second annual meeting next succeeding his or her election and until his or her successor shall have been duly elected and qualified.

     Notwithstanding the rule that the classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he or she is a member until the expiration of his or her current term, or his or her prior death, resignation or removal.

     At each annual election, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the Board of Directors shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of directors among the classes.

     This section may only be amended or repealed by approval of the Board of Directors and the outstanding shares (as defined in Section 152 of the California General Corporation Law) voting as a single class, notwithstanding
Section 903 of the California General Corporation Law.

                                    ANNEX C

                             HERITAGE COMMERCE CORP
                              AND SUBSIDIARY BANKS

                               BOARD OF DIRECTORS
                            AUDIT COMMITTEE CHARTER
                            APPROVED MARCH 22, 2001

                               TABLE OF CONTENTS

                       1. Purpose and Mission Statement
                       2. Objectives
                       3. Audit Committee Charter
                       4. Internal Audit and Risk Management
                       5. Duties of the Internal Audit Function
                       6. Certification of All On and Off Balance Sheet Asset and Liabilities.
                       7. Internal Audit Outsourcing Arrangements
                       8. External Audit Program
                       9. Exhibits

I. PURPOSE

     The Board of Directors of Heritage Commerce Corp (HCC) under its fiduciary duties has established an Audit Committee. The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the company. It may also have such other duties that may, from time to time, be assigned to it by the Board.

     The primary purpose of this policy is to provide the Audit Committee of HCC and its subsidiary banks, the authority to perform its fiduciary responsibilities of safeguarding the assets of the institution, ensure adherence to Board Policies and ensure quality and reliability of information reporting. The Audit Committee may engage independent third party services to audit, investigate and perform operational reviews of activities and financial statements of the company and its subsidiaries.

II. MISSION STATEMENT

     The mission of the Audit Committee is to provide the most effective risk-focused internal control system, a highly effective audit program, and to provide sufficient resources in a cost effective manner, and to adequately and independently test the reliability of administrative and financial reporting of HCC and its Subsidiary banks.

III. AUDIT COMMITTEE CHARTER

     The Boards of Heritage Commerce Corp and its subsidiary banks have adopted this Audit Committee Charter. The Committee shall annually review and reassess this charter and recommend any proposed changes to the Board for approval.

  Membership

     - The Committee shall consist entirely of outside directors who are independent of management.

     - The Committee shall not be less than three and more than six members.

     - Each committee member shall meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the state and federal banking laws and NASDAQ/ American Stock Exchange.

     - Non-voting advisory members shall consist of the Chairperson of subsidiary bank Audit Committees, Chief Executive Officers, Chief Financial Officer and the Audit Liaison Officer. Bank officers, independent public accountants, operations and loan review representatives and regulatory examiners will attend as deemed necessary by the Chairperson.

     - The Board of Directors shall appoint the Chairperson, Vice Chairperson and each member of the Committee.

     - All Committee members shall serve a term of one year unless re-appointed by the Board of Directors. In the event of a vacancy, an outside director will be appointed to fill the vacancy.

     - Fifty percent of the voting members at any given meeting shall constitute and qualify as a quorum. A quorum of voting members must exist to conduct the meeting.

     - The Audit Committee shall meet quarterly or as called by the Chairperson.

     - The Committee shall report to the full Board at its regularly scheduled meetings and provide the Board with written minutes of its meetings.

  Audit Committee Responsibilities

     Audit Committee responsibilities will include, but are not limited to, the following:

     - The Committee shall maintain free and open communication with the independent auditors, the internal auditors and company management.

     - In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel.

     - The Committee may engage highly competent, certified public accounting firms to audit the consolidated financial statement of the holding company and its subsidiary banks and to provide other attestation services requiring independence.

     - The Committee will ensure that qualified personnel with diversified banking and internal audit expertise and experience perform the internal audit and loan review functions.

     - Review and approve the scope and coverage of any audit engagement, regulatory examinations, and loans and operations review.

     - Review audit plans, risk assessment, management letter, responses and follow-up to audit and examination findings.

     - Review audited financial statements and discusses them with management and independent auditors (Statement of Auditing Standards No 61.) Review periodic reports from the Compliance and Bank Secrecy Act Officers.

     - Issue annually, a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

     - Ensure that management replies in writing to the recommendations contained in each audit report within 30 days or such other reasonable time necessary to provide adequate response.

     - Review the Audit Follow-up Log of all audit reports issued. The Log should be updated at least quarterly and summarize management responses and corrective action plans.

     - The Committee shall direct a follow up audit, where necessary, to adequately address significant areas of concern. The follow up shall be performed within six months of the audit.

     - The Committee may meet in a closed session with auditors without the presence of senior management.

     - The Committee shall review and formally accept annually, the audited consolidated financial statements of HCC and its subsidiary banks prepared by certified public accountants in accordance with generally accepted accounting principles.

     - Discuss with management and/or the Company's general counsel, any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

IV. INTERNAL AUDIT

     The internal audit policy statement provides guidelines and sound practices for the Audit Department to follow in order to effectively manage the internal audit function. The Audit Liaison Officer will oversee the internal audit function and report directly to the Board's Audit Committee.

  Responsibilities include but are not limited to the following:

     - Assist Board's Audit Committee and Senior Management in effective discharge of their responsibilities by providing them with independent analysis, appraisal and recommendations regarding the activities of the Holding Company and its subsidiary banks.

     - Coordinate upcoming audits and regulatory examinations with outside auditors and regulatory agencies.

     - Ensure implementation of risk-focused internal control system and effective certification program to promote operational efficiency and adherence to internal policies.

     - Conduct operations audit, loan review and special investigations when appropriate, to detect the presence, absence and/or extent of fraud, embezzlement, or willful manipulation of funds and records.

     - Maintain the independent nature of the audit function by ensuring that neither the auditor nor his staff initiates or approves accounting transactions of any nature, or administers or supervises any bank operational function.

     - Assess the competency, independence, and objectivity of the outside service provider as it relates to assignments to be performed.

     - Strictly guard the confidentiality of audit reports, audit files and findings, audit schedules, HCC records, Subsidiary Bank's/Client relationships, and HCC data in general.

V. CERTIFICATION OF ON AND OFF BALANCE SHEET ITEMS

     Certification is a process of reconciling, verifying and confirming accounting records and administrative processes to ensure protection of assets, dual control, segregation of duties and other internal control systems are in place.

     The Audit Committee of the Heritage Commerce Corp and its subsidiary banks establishes this policy as a necessary tool of an effective internal control structure.

     - All general ledger accounts or group of similar accounts are to be periodically certified in accordance with established certification procedures.

     - Non general ledger accounts including certain administrative procedures are to be certified according to established procedures.

     - Certification of general ledger accounts shall be evidenced by reconciliation to the general ledger with appropriate supporting documentation and certified correct by a reviewer.

     - Certification of On and Off Balance Sheet items are to be performed on any day of the month; however, the date shall vary within 5 working days of the previous month to maintain an element of surprise.

     - All stale items (90 days and over) are to be properly researched and referred to the Controller for charge-off, unless the said items are in process of collection.

     - Each Department Manager is responsible for completing the certification of his/her area or bank.

     - Audit Liaison Officer is to oversee the company-wide certification process.

     - Respective Department Managers are to forward one copy of the certification schedule to the Audit Liaison Officer each month.

VI. DUTIES OF THE INDEPENDENT INTERNAL AUDIT FIRMS

     - Design and implement a risk assessment program to effectively assess risk exposures of the areas audited.

     - Perform a risk-focused audit of the institutions' operations and activities.

     - Verify and determine compliance with adopted policies, plans, procedures, and applicable banking laws and regulation, including generally accepted accounting principles.

     - Review internal control systems in place to safeguard assets and other intangibles and verify existence and value of assets and liabilities.

     - Review operational efficiency of the HCC and its banks, to ensure that the resources are employed efficiently and in a cost-effective manner. Identify and analyze operating weaknesses and recommend corrective action measures.

     - Review loans, credit administration and analysis of loan and lease losses reserve.

     - Communicate the results of the internal audits, both positive and negative, in writing including management response to the appropriate levels of management and the Audit Committee.

     - Participate on a consultative basis in the planning stages of new policies, procedures, and control systems for new product offerings and for new laws and regulation.

VII. INTERNAL AUDIT OUTSOURCING ARRANGEMENTS

     All outsourcing arrangements shall be evidenced by a written contract, i.e., engagement letter. Minimum requirements of engagement letter are as follows:

     - The engagement shall set the scope and frequency of work to be performed by the vendor.

     - It shall set manner and frequency of reporting to Audit Committee about the status of the engagement.

     - Establish the requisite protocol for changing the terms of the service engagement, i.e. expansion of coverage if material issues are found.

     - Specify that the internal audit reports are the property of the institution, that the institution will be provided with any copies of the related work papers it deems necessary, and that the Audit Liaison Officer will have reasonable and timely access to the work papers prepared by the vendor.

     - Specify the locations of the internal audit reports and the related work papers.

     - The regulatory examiners will be granted access to the internal audit reports and related work papers prepared by the vendor if needed, through the Audit Liaison Officer.

     - Prescribe the method for determining who bears the cost of consequential damages arising from errors, omissions and negligence.

     - That the vendors shall not perform management functions, make management decisions, or act or appear to act, in a capacity equivalent to that of an employee of HCC and its subsidiaries. Nothing in this section prohibits value-added audit.

INTERNAL AUDIT SCHEDULE

     The audit period shall generally be from January 1st to December 31, the Company's fiscal year end. The audit plan and schedule shall be rotating, although an element of surprise should be maintained. The schedule will be driven by risk assessment results, internal and external audit findings and conclusions, as well as regulatory examinations.

  Audit Cycle shall be as follows:

1. High Risk/or Less than Satisfactory Rating..........  12 months Maximum
2. Moderate Risk/ Satisfactory:........................  18 months Maximum
3. Low Risk Areas/ Satisfactory:.......................  24 months Maximum
4. Board Policies, irrespective of the risk rating:....  12 months

     The scope of an internal audit will be sufficient to test compliance with adopted policy and procedures; appraise the soundness and adequacy of accounting, operating, and other administrative controls, and to detect irregularities from proof detail or reconcilement.

     The Internal audit firm will have access to any area or records as deemed necessary.

RATINGS

     The Banks/Department/Function shall be rated after a thorough analysis and review of its functions and activities in accordance with Board policies, adherence to internal accounting and administrative control procedures, as well as applicable laws and regulation. The ratings are defined as follows:

     1. Strong: The Banks/Department/Function is in substantial compliance with applicable policies and procedures.

     2. Satisfactory: The Banks/Department/Function is in compliance with policies and procedures. Any weaknesses are minor and can be handled in a routine manner.

     3. Needs Improvement: The Banks/Department/Function, although generally in compliance with policies and procedures, has certain deficiencies that should be improved. Typically, more than one significant weakness is noted.

     4. Unsatisfactory: The Banks/Department/Function is in substantial noncompliance with policies and procedures. Violations of laws and regulations are noted. The problem may range from severe to critical and, as such, will expose the bank to financial losses if left uncorrected.

REPORTS

     The Internal audit firm shall prepare, review and provide written audit reports to be submitted to the Audit Committee. The internal audit firm shall routinely discuss preliminary findings with the appropriate levels of management to ascertain correctness of facts, and to give management the opportunity to clarify. An exit review will be held with senior management and the Audit Liaison Officer. The written report, including the management response, will be provided to the Audit Committee within a reasonable time frame not to exceed 45 days from date of the completion of audit.

VIII. EXTERNAL AUDIT

     A strong internal auditing function establishes the proper control environment and promotes accuracy and efficiency in the company. An external auditing program complements this function by providing an objective outside view of the HCC and its subsidiary banks' operations. Heritage Commerce Corp and its banks are committed to maintaining a sound external-auditing program. The Audit Committee of the Board of Directors will engage the external auditors annually. An engagement letter will be accepted and it must be sufficient in scope to render an opinion on the consolidated financial statement of the Heritage Commerce Corp and its subsidiaries.

OUTLOOK

     In view of Heritage Commerce Corp's continued expansion, the holding company and its banks may be subject to Section 36 of the Federal Deposit Insurance Act, as implemented by 12 CFR, Part 363. This law requires each depository institution with $500 million or more in total assets at the beginning of its fiscal year to file with the appropriate federal banking agency the following documents:

          (a) An audited financial statement

          (b) A management report and,

          (c) Independent public accountant's attestation concerning both the effectiveness of the institution's internal controls for financial reporting and its compliance with designated safety and soundness laws.

     A copy of the audited consolidated financial statements of the holding company will be submitted to the appropriate regulatory agency on behalf of the affiliated banks to satisfy this requirement.

                    REVOCABLE PROXY - HERITAGE COMMERCE CORP

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of Heritage Commerce Corp ("Commerce Corp") hereby nominates, constitutes and appoints Brad L. Smith, Richard L. Conniff, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held at the Company's offices, 150 Almaden Boulevard, San Jose, California, on May 24, 2001 at 3:00 p.m. and any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if present, as follows:

1. To elect as directors the nominees set forth below:

[ ]    FOR all nominees listed (except as marked to the contrary below).
[ ]    WITHHOLD AUTHORITY to vote for all nominees listed below.

Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below:

        Hugh P. Barton
        Frank G. Bisceglia
        James R. Blair
        Richard L. Conniff
        William J. Del Biaggio, Jr.
        Anneke Dury
        Kurt G. Hammerstrom
        John W. Larsen
        Roy E. Lave
        Louis O. ("Lon") Normandin
        Jack L. Peckham
        Robert W. Peters
        Humphrey P. Polanen
        Brad L. Smith
        Howard J. Weiland

2. To amend Commerce Corp's Articles of Incorporation to eliminate the availability of cumulative voting in the election of Commerce Corp's directors.

[ ] FOR approval of an amendment to Commerce Corp's Articles of Incorporation to eliminate the availability of cumulative voting in the election of Commerce Corp's directors.

[ ] AGAINST approval of an amendment to Commerce Corp's Articles of Incorporation to eliminate the availability of cumulative voting in the election of Commerce Corp's directors.

[ ] ABSTAIN

3. To amend Commerce Corp's Bylaws to provide for classification of the Board of Directors into three classes for purposes of the election of directors.

[ ] FOR approval of an amendment to Commerce Corp's Bylaws to provide for classification of the Board of Directors into three classes for purposes of the election of directors.

[ ] AGAINST approval of an amendment to Commerce Corp's Bylaws to provide for classification of the Board of Directors into three classes for purposes of the election of directors.

[ ] ABSTAIN

4. To amend Commerce Corp's 1994 Tandem Stock Option Plan to increase the number of shares available for grants of stock options.

[ ] FOR approval of an amendment to Commerce Corp's 1994 Tandem Stock Option Plan to increase the number of shares available for grants of stock options.

[ ] AGAINST approval of an amendment to Commerce Corp's 1994 Tandem Stock Option Plan to increase the number of shares available for grants of stock options.

[ ] ABSTAIN

5. To ratify the Board of Directors' selection of Deloitte & Touche LLP, independent certified public accountants, to serve as the Company's auditors for the fiscal year ending December 31, 2001.

[ ] FOR ratification of Deloitte & Touche LLP as Commerce Corp's auditors.

[ ] AGAINST ratification of Deloitte & Touche LLP as Commerce Corp's auditors.

[ ] ABSTAIN.

6. To consider and transact such other business as may properly be brought before the meeting.

This Proxy will be voted as directed by the Shareholder or, if no instructions are given by the Shareholder, the Proxy Holders will vote "FOR" each of the foregoing proposals.

        If any other business is presented at said meeting, this Proxy shall be voted in accordance with the recommendations of the Board of Directors.

        When signing as attorney, executor, officer, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

I / we do [ ] do not [ ] expect to attend this meeting.



                                              ----------------------------------
                                                        NUMBER OF SHARES


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


                 Dated: ________________________________, 2001.


                        --------------------------------
                          SIGNATURE OF SHAREHOLDER(S)

                        --------------------------------
                                  (PRINT NAME)

                        --------------------------------
                          SIGNATURE OF SHAREHOLDER(S)

                        --------------------------------
                                  (PRINT NAME)